Exhibit 10.106

Form of Subscription Agreement

This Subscription Agreement (this “Agreement”) is dated as of [___], 2014 between VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser”).

            WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1. Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the third Trading Day following the date hereof or such other date as the Placement Agent and the Company may agree in writing, in either case, on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the shares of the Company’s common stock, par value $0.001 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document; or (iv) trading in the Common Stock or quotation on the over the counter bulletin board or OTC Markets Group Inc. shall have been suspended by the Commission or Financial Industry Regulatory Authority (“FINRA”), trading in securities generally as reported by Bloomberg L/P. shall have been suspended or limited, or minimum prices shall have been established on any Trading Market, or a banking moratorium has been declared either by the United States of New York State banking authorities. For the purpose of this Agreement, the terms Material Adverse Effect or material adverse change shall not include any such effects resulting, directly or indirectly, from the filing of the Prospectus or the performance of the transactions contemplated by, or pursuant to, the Placement Agent Agreement or this Agreement.

“Per Share Purchase Price” equals $[___].

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Geller Biopharm, a healthcare investment banking division of Financial West Group.

“Preliminary Prospectus” means each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of the Placement Agency Agreement.

“Pricing Prospectus” means the Preliminary Prospectus, subject to completion, dated [_____], 2014, that was included in the Registration Statement immediately prior to the Time of Sale.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the final prospectus in the form first furnished to the Placement Agent for use in the Offering.

“Registration Statement” means the effective registration statement on Form S-1 with Commission (file no. 333-195901) which registers the sale of the Securities (including the Securities of Common Stock issuable upon exercise of the Warrants) to the Purchasers (including the documents incorporated by reference therein, if any).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable Ordinary Shares).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Securities hereunder as specified below on the signature page of this Agreement in United States dollars and in immediately available funds.

“Subsidiaries” means [______].

“Time of Sale” with respect to any Purchaser, means the time of receipt and acceptance of an executed copy of this Agreement from such Purchaser.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the principal trading market in the United States on which the shares of Common Stock are listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the form of Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means [_____], the current transfer agent of the Company, with a mailing address of [______] and a facsimile number of [_____], and any successor transfer agent of the Company.

“Warrant” means the warrant to purchase Common Stock in the form attached hereto as Exhibit A.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1. Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase up to an aggregate of $[______] of Shares (the “Maximum Offering”) shares.   For each Share issued and sold by the Company, the Company shall issue and sell to the Purchaser one Warrant to purchase [__]% of one share of Common Stock at an exercise price of $[__] per share .  Each Purchaser shall deliver to Signature Bank, as escrow agent (the “Escrow Agent”), via wire transfer of immediately available funds pursuant to the wire instructions set forth on Exhibit B attached hereto, equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser and, at Closing, the Company shall deliver to each Purchaser its respective Securities as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Section 2.2 and Section 2.3, the Closing shall occur at the offices of Sichenzia Ross Friedman Ference LLP, counsel for the Placement Agent, located at 61 Broadway, 32nd Floor, New York, NY 10006, or such other location as the parties shall mutually agree.

2.2. Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser.  The Shares shall be delivered to each Purchaser through delivery by electronic book entry at DTC;

 (iii)     a Warrant to purchase such number of shares of Common Stock as shall equal [__]% of the number of Shares purchased by such Purchaser pursuant to this Agreement; and

(iv)           the Pricing Prospectus and Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act).

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company such Purchaser’s Subscription Amount by wire transfer to the Escrow Agent pursuant to the wire instructions set forth on Exhibit B hereto.

2.3. Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing with respect to each Purchaser are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of such Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of such Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by such Purchaser of such Purchaser’s Subscription Amount.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;  and

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

2.4           Subscription Agreements; Purchasers.  The Company proposes to enter into subscription agreements in substantially the form of this Agreement (collectively with this Agreement, the “Agreements”) with certain other investors (collectively with the Purchaser, the “Purchasers”).

2.5           Placement Agent.  The Purchaser acknowledges that the Company has agreed to pay the Placement Agent in respect of the sales of the Securities to the Purchaser.

2.6           Escrow Agreement.  The Purchaser acknowledges that its Subscription Amount will be released by the Escrow Agent to the Company at the Closing pursuant to the terms and conditions of the Escrow Agreement without any further instruction or consent from the Purchaser.  The Closing will occur upon satisfaction, in the judgment of the Company and the Placement Agent, of the conditions set forth in Section 2.3 of this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as follows. The following representations and warranties also apply to the Subsidiaries, whether so expressed or not, unless the context clearly requires otherwise.

 (a) Organization, Good Standing and Power; Subsidiaries.  The Company has been duly incorporated or organized, is validly existing as a corporation or other legal entity in good standing (or the foreign equivalent thereof) under the laws of its jurisdiction of incorporation and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have or reasonably be expected not to have a Material Adverse Effect.

The Subsidiaries are direct subsidiaries of the Company. The Company (i) owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens (as such term is defined below), and (ii) all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Securities in accordance with the terms hereof (and to issue the Common Stock issuable upon exercise of the Warrants).  The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company, and no further action, consent or authorization of the Company or its Board of Directors or stockholders is required in connection therewith.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed and delivered by the Company.  Each Transaction Document, and the Securities, constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by equitable principles of general application and insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Capitalization.  As of the date hereof, but prior to the issuance of any Securities pursuant to this Agreement, the authorized capital stock of the Company consists of [•] shares of Common Stock, of which [•] are issued and outstanding, [•] shares of authorized preferred stock of which (i) [•] shares are designated as Series A Convertible Preferred Stock, of which [•] are issued and outstanding, [•] shares are designated as Series B Preferred Stock, of which [•] are issued and outstanding and [•] shares are designated as Series C Convertible Preferred Stock, of which [•] are issued and outstanding.  All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws.

The Articles of Incorporation and Bylaws of the Company, each amended to date, currently on file with the Commission (as so amended, the “Charter Documents”) are true and correct.  All of the outstanding shares of capital stock of the Company have been duly and validly authorized and are fully paid and non-assessable.  None of the Securities (or Warrant Shares issuable upon exercise of the Warrants) are subject to preemptive rights.  The Company is not a party to, and it has no knowledge of, any agreement restricting the voting of any shares of its common stock or restricting the transfer of its securities.

 The Company has not issued any capital stock since its most recently filed report under the Exchange Act, other than pursuant to the exercise of stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of common stock equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as described in the Company’s SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any securities of the Company or shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or shares of Common Stock or common stock equivalents, other than as a result of the purchase and sale of the Securities or the exercise of the Warrants.  The issuance and sale of the Securities, and the issuance of Warrant Shares upon exercise of the Warrants, will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.   No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities or the issuance of Warrant Shares upon exercise of the Warrants.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders that are not described in the SEC Reports.

(d) Issuance of the Securities; Registration.  At Closing, the Securities to be sold to the Purchaser (and the issuance of the Warrant Shares upon exercise of the Warrants) will be duly and validly authorized by all necessary corporate action and, when the Securities are paid for in accordance with the terms hereof (and when the Warrant Shares are issued upon exercise of the Warrants), will be validly issued and outstanding, fully paid and non-assessable shares of the capital stock of the Corporation.  The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Securities.  The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on _________________ (the “Effective Date”), including the Prospectus contained therein at the time of effectiveness (the “Prospectus”), and such amendments and supplements thereto as may have been required to the Effective Date.  The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission.  At the time the Registration Statement and any amendments thereto became effective, and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company meets all of the requirements for the use of Form S-1 under the Securities Act for the offering and sale of the Securities contemplated by this Agreement and the other Transaction Documents, and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the Securities Act. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. The Company and the Placement Agent have made or caused to be made all filings required to be made with FINRA in connection with the offer and sale of the Securities hereunder.

(e) No Conflicts.  The execution, delivery and performance of this Agreement by the Company, and the performance by the Company of its obligations contemplated herein and under the Transaction Documents do not and will not (i) violate any provision of the Charter Documents, (ii) conflict with, or constitute a default under any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, or (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, except, with respect to clauses (ii) and (iii) above, to the extent any such contravention would not result in a Material Adverse Effect.

(f) Financial Statements.  The Company’s audited financial statements for the fiscal years ended March 31, 2014 and 2013, on file with the Commission have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto).  Since the date of the latest audited financial statements on file with the Commission, except as specifically disclosed in a subsequent SEC Report (as defined below) filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

(g) Title to Assets.  The Company has good and marketable title to all of its owned real and personal property whether tangible or intangible (collectively, the “Assets”), free and clear of any mortgages, pledges, charges, liens, security interests, claim, community property interest, condition, equitable interest or other encumbrances, license, option, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership (“Liens”).

(h) Taxes.  The Company has accurately prepared and filed all material foreign, federal, state income and all other tax returns, reports and declarations required by law to be paid or filed by it by any jurisdiction to which the Company is subject.  The Company has no knowledge of any assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.  The Company has complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments, and paid over to the proper governments or regulatory authorities, all amounts required.

(i) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.1 of this Agreement or (ii) such filings as are required to be made under applicable state securities laws.

(j) SEC Reports. The Company has filed with the Commission all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the last two (2) fiscal years (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus, being collectively referred to herein as the “SEC Reports”) on a timely basis. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the Effective Date, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any Securities of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.  Except for confidential treatment requests described in the SEC Reports, the Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the  Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective business, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed on or before the date that this representation is made.

(l) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, its Subsidiaries, or its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign, including FINRA) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. None of the Company and its directors and officers, in their capacities as such, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or FINRA involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(m) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosures furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby are true and correct and did not and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(n) Regulatory Permits.  Except as set forth in the SEC Reports, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiaries are in compliance with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiary.

 (p) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(q) Patents and Trademarks. To the knowledge of the Company, the Company owns or has the right to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business (collectively, the “Intellectual Property Rights”). The Company (i) has not received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person and (ii) is unaware of any infringement by a third party of any of the Company’s Intellectual Property Rights. To the knowledge of the Company, all of its Intellectual Property Rights are enforceable. The Company and its Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual property.

(r) Insurance.  The Company and its Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount.  Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(s) Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(t) Sarbanes-Oxley.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it as of the Closing Date.

(u) Certain Fees.  Except with respect to fees payable to the Placement Agent, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(v) Investment Company.  The Company is not, and immediately after receipt of payment for the Securities, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(w) Registration Rights.  No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company as a result of the transactions contemplated by this Agreement.

(x) Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or that to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.  The Company is in compliance with all such listing and maintenance requirements.

(y) Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation as a result of the Company’s issuance of the Securities (including issuance of the Warrant Shares upon exercise of the Warrants) and the Purchaser’s ownership of the Securities.

(z) Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(aa) Accountants.  The Company’s independent registered public accounting firm is identified in the Prospectus and such accounting firm is a registered public accounting firm as required by the Exchange Act.

(bb) Acknowledgment Regarding Purchaser’s Purchase of Securities.  The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities.  The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(cc) Acknowledgement Regarding Purchaser’s Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding Regulation M adopted by the SEC, it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by the Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) the Purchaser, and counter-parties in “derivative” transactions to which the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Common Stock deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(dd) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities (including any Warrant Shares issuable upon exercise of the Warrants), (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (including any Warrant Shares issuable upon exercise of the Warrants), or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(ee) FDA.  As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or its Subsidiary (each such product, a “Product”), except as described in the SEC Reports, such Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations, to the extent applicable to the Company’s business as presently conducted, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. None of the Company or its Subsidiary has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Product, (iii) imposes a clinical hold on any clinical investigation by the Company or its Subsidiaries, (iv) enjoins production at any facility of the Company or its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or its Subsidiaries, and which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.  The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  Except as described in the SEC Reports, the Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company.

(ff)           Corrupt Practices. Neither the Company nor, to the Company’s knowledge, any other person associated with or acting on behalf of the Company, including without limitation any director, officer, agent or employee of the Company or its Subsidiaries has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment

(gg)          No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the SEC Reports which has not been so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any member of their respective immediate families. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

 (hh)           No Disqualification Events

.  To the Company’s Knowledge, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(ii)          Reverse Stock Split.  The Company consummated a reverse split of its authorized and issued and outstanding Common Stock on a one for twenty basis, effective as of [___], 2014 (the “Reverse Stock Split”).  In connection with the Reverse Stock Split, the Company obtained all requisite consents and approvals, including approval of its stockholders, if required

(jj)           Absence of Material Changes. Subsequent to the respective dates as of which information is given in the SEC Reports, (a) neither the Company nor its Subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; (b) neither the Company nor its Subsidiaries has purchased any of the Company's outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on the Company's capital stock; (c) there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of Common Stock upon the exercise of outstanding options or warrants), or material change in the short−term debt or long-term debt of the Company and its Subsidiaries or any issue of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options in the ordinary course of business and consistent with past practice under the Company’s stock option plans existing on the date hereof) of the Company, or (d) there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, prospects, management, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the SEC Reports.

3.2. Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority.  Such Purchaser, if an entity, is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements.  Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws).  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Trading Activities.  The Purchaser’s trading activities with respect to the Securities shall be in compliance with all applicable federal and state securities laws.

(d) Estimates; Forward-Looking Statements. The Purchaser acknowledges that any and all estimates or forward-looking statements or projections with which it may have been provided (collectively, the “Information”) were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon. The Purchaser further acknowledges that any and all information regarding the historical performance of the Company is not necessarily indicative of future performance.

(e) No Representations.  No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Prospectus.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1. Securities Laws Disclosure; Publicity.  The Company shall (a) by 9:00 a.m. (Eastern time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations.

4.2. Indemnification of Purchasers.   Subject to the provisions of this Section 4.2, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur (but specifically excluding any incidental, indirect, punitive, special or consequential damages) as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents.

4.3. Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement or under any Transaction Document unless the same consideration is also offered to all of the parties affected by such amendment or consent.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.4. Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.1, such Purchaser will maintain the confidentiality of the existence and terms of this transaction.

4.5. Securities.  The Shares issued pursuant to this Agreement shall be issued free of all legends.  If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance of the Warrant Shares issuable upon exercise of the Warrants, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends.  If at any time following the Effective Date the Registration Statement (or any subsequent registration statement registering the issuance of the Common Stock and Warrant Shares) is not effective or is not otherwise available for Shares or the issuance of the Warrant Shares, the Company shall immediately notify the holders of the Shares and Warrant Shares in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the Shares or the issuance of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or the Purchaser to sell, any of the Securities in compliance with applicable federal and state securities laws).  The Company shall use its best efforts to keep a registration statement (including the Registration Statement) registering the Shares and the issuance of the Warrant Shares issuable upon exercise of the Warrants effective during the term of the Securities are outstanding.

4.6. Furnishing of Information.  Until the date on which no Securities are outstanding, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

4.7. Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.8. Shareholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

4.9. Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities solely for the purposes as described in the Prospectus.

4.10. Reservation of Common Stock.  As of the Effective Date, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Securities pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants (without regard to any limitations on the exercise of the Warrants set forth therein).

4.11. Listing of Common Stock.  The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and the Company shall promptly secure the listing of all of the Common Stock on such Trading Market (but in no event later than the Closing Date).  The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application the Common Stock, and will take such other action as is necessary to cause all of the Common Stock to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.12. Placement Agent. In consideration for acting as placement agent in connection with the sale of the Securities hereunder, the Placement Agent shall receive a commission of eight percent (8%) of the gross proceeds raised in this offering of Securities.

ARTICLE V.

MISCELLANEOUS

5.1. Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before [ ● ]; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2. Fees and Expenses. Except as expressly set forth in the Transaction Documents or the Placement Agent Agreement between the Placement Agent and the Company, to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3. Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Pricing Prospectus, and the Prospectus, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4. Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder by the Company to a Purchaser shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via fax at the fax number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via fax at the fax number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications to the Purchasers shall be as set forth on the signature pages attached hereto.

Any notice required or permitted to be provided hereunder by the Company to any Purchaser shall include a copy to counsel to the Placement Agent:

Sichenzia Ross Friedman Ference, LLP
61 Broadway, Suite 3200
New York, NY 10006
(212) 930-9700
(212) 930-9725 (fax)
Attn: Harvey Kesner, Esq.
Hkesner@srff.com

5.5. Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Securities based on the initial Subscription Amounts hereunder held by Purchasers as of the date of such waiver, modification, supplement or amendment.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8. No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.2 and this Section 5.8.

5.9. Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10. Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11. Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by fax or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such fax or “.pdf” signature page were an original thereof.

5.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13. Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document (other than under the Subscription Agreement with respect to the purchase of the Securities) and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of Warrants, the  Company shall return to the Purchaser any aggregate exercise, conversion or other purchase price paid to the Company with respect to such exercise and the Company shall restore the Purchaser’s right to acquire the Warrant Shares pursuant to the exercise of Purchaser’s Warrants (including, issuance of a replacement Warrant certificate evidencing such restored right).  For the absence of doubt, nothing contained in this Section 5.13 shall authorize or permit the Purchaser to rescind or withdraw the Purchaser’s obligation to purchase or the Company’s agreement to accept the purchase of Securities under the Subscription Agreement, which obligations shall not be subject to any rescission right of the Purchaser.  For the avoidance of doubt, the Purchaser shall not have any rescission or withdrawal rights under this Section 5.13, for an exercise request (and only for such particular exercise request) if the Company issues and delivers Warrant Shares to the Purchaser prior to the Purchaser’s invocation of such rescission or withdrawal rights.  Notwithstanding the foregoing, the invocation or lack of invocation of any Purchaser’s rescission or withdrawal rights under this Section 5.13, shall not prohibit or affect such Purchaser’s rights under this Section 5.13 relating to any subsequent exercise request.

5.14. Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

5.15. Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.16. WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature pages immediately follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VISTAGEN THERAPEUTICS, INC.
By:______________________ Name: Title:

Address for notice: Attention:

With a copy to (which shall not constitute notice):

[Purchaser signature pages immediately follow.]

 [Purchaser signature pages to Vistagen Therapeutics, Inc. Subscription Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Subscription Amount: $ _____________

No. of shares of Common Stock: _____________________

No. of Warrants: ________________________________________________________

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:_________________________________________

Fax Number of Authorized Signatory: __________________________________________

Soc. Sec./Tax ID No.: _______________________________________________________

Address for Notice to Purchaser:

__________________________

__________________________

Address for Delivery of Securities  to Purchaser (if not same as address for notice):

_________________________